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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 18, 1997



                           CCA COMPANIES INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-22191                      65-0576901
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(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)           File Number)               Identification No.)



        3250 Mary Street, Suite 405, Coconut Grove, FL            33133
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          (Address of Principal Executive Offices)              (Zip Code)



                                  305-444-3888
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              (Registrant's Telephone Number, Including Area Code)



                        Conserver Corporation of America
              2655 LeJeune Road, Suite 535, Coral Gables, FL 33134
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.   Change in Registrant's Certifying Accountant.

(a)(1)(i) On December 18, 1997, Richard A. Eisner & Company, LLP (hereinafter, "Eisner") resigned as independent accountants for CCA Companies Incorporated (the "Company")

(a)(1)(ii) Eisner's report for the past two years did not contain any adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(1)(iii) In connection with the Company entering into its new line of business in the hotel and casino industry, the Company has been seeking a successor accounting firm which has the capabilities to provide accounting and audit services internationally. However, as of the date of this report a successor accounting firm has not been selected.

(a)(1)(iv) During the Company's two most recent fiscal years and any subsequent interim period preceding Eisner's resignation, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Eisner would have caused them to make reference to the subject matters of the disagreements in connection with its report.

(a)(1)(v) During the Company's two most recent fiscal years and any subsequent interim period preceding this report, Eisner did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

(a)(2)    The Company has not yet engaged a successor accounting firm.

(a)(3) The Company has provided Eisner with a copy of the foregoing disclosures and has requested in writing that Eisner furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter will be filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c) The letter of Eisner is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CCA COMPANIES INCORPORATED



Date:  December 23, 1997                         By: /s/ Miles R. Greenberg
                                                    ----------------------------
                                                         Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.
Item No.           Description
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16.1               Letter of Richard A. Eisner & Company, LLP
                   dated December 23, 1997 concerning
                   resignation as independent accountants.